--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               European Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================
European Stock Fund

* European stocks soared during the 6- and 12-month periods ended April 30, even outpacing the ebullient U. S. stock market.

* The principal catalyst for the equity market surge was the approach of Europe's long- awaited monetary union, featuring the introduction of the euro on January 1, 1999.

* The fund provided strong returns for both periods but slightly lagged its benchmark index and peer group average, due in part to differences in country weightings.

* Holdings in our largest country position, the U.K., benefited from the wave of mergers and corporate restructurings sweeping Europe.

* We believe Europe's improving fundamentals and economic momentum will support further progress in the equity markets, although perhaps not at recent lofty levels.

Fellow Shareholders

     The six-month period ended April 30, 1998, saw Europe's long promise of monetary union take an important step closer to reality. The change galvanized investor optimism in a time of reviving economic growth, mild inflation, and corporate transformation. Europe's stock markets provided ample opportunities for investment gain, and your fund was able to take advantage.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 4/30/98                        6 Months           12 Months
--------------------------------------------------------------------------------
European Stock Fund                            24.63%              37.60%
MSCI Europe Index                              29.26               45.93
Lipper European Funds Average                  26.03               39.23
================================================================================

     Your fund achieved a spectacular 24.6% return in just the past six months and is up 37.6% for the past 12 months. In the six-month period, only one main European market returned less than 20% in dollar terms, and several gained more than 40%. These returns came even though most European currencies lost ground against the dollar.

     Our six-month returns lagged both the MSCI Europe Index and the Lipper peer group (which was itself behind the benchmark). The shortfall against the European index is explained by a combination of country exposures and stock weightings. Our core holdings have in general produced the steady returns and performance we expected of them, but there have been stronger gains elsewhere in the markets.

     The pace of change throughout Europe has continued to accelerate and, as predicted in our last report, has provided an ideal backdrop for success in European stock market investments. The European Monetary Union (EMU) has remained on course. A sharper corporate attention to profitability and shareholder interests, as we've discussed in recent shareholder reports, has led to several major mergers and continued restructurings. Investors have responded to these changes with enthusiasm.

================================================================================
1999: The Year of the Euro
--------------------------------------------------------------------------------

     On the first business day of 1999, several major European countries will officially inaugurate the European Economic and Monetary Union (EMU) and adopt the euro as a single European currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc eq ual to the U.S. in size and power. Since the EMU has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.

     The currencies of the original participating countries will become fixed rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The exchange rates versus the euro were set in May and will officially be determined by the end of 1998.

Country                                        Currency              Euro Rate
--------------------------------------------------------------------------------
Austria .....................................  Schilling .........       13.91
Belgium .....................................  Franc .............       40.78
Finland .....................................  Mark ..............        6.01
France ......................................  Franc .............        6.63
Germany .....................................  Mark ..............        1.98
Ireland .....................................  Punt ..............        0.80
Italy .......................................  Lira ..............     1958.00
Luxembourg ..................................  Franc .............       40.78
Netherlands .................................  Guilder ...........        2.23
Portugal ....................................  Escudo ............      202.70
Spain .......................................  Peseta ............      168.20
Source: The Wall Street Journal, May 4, 1998

     Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings in your funds will be valued in euros.

     THIS WILL NOT AFFECT THE INVESTMENT VALUE OF YOUR FUNDS IN U.S. DOLLAR TERMS, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.

     During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have moved to adopt the economic terms of the Maastricht Treaty of 1993 will be able to participate in the EMU. The primary criteria for joining are:

*    a sustainable budget deficit less than 3% of GDP;

*    public debt less than 60% of GDP;

*    low inflation and interest rates; and

*    no currency devaluations within two years of application.

     Some of the original participants are not totally compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the EMU, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned.

     Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.
================================================================================

THIS SUPPLEMENTS THE PROSPECTUS DATED MARCH 1, 1998.

     Support for higher equity valuations has been strong across the board. Those countries participating in the first round of EMU have offered almost uniform bond yields, and low returns throughout Europe's bond markets have motivated investors to seek better performance in equities. Additional liquidity has been provided in those countries pursuing pension reform, which encourages individuals to save for their own retirement.

     The stock markets have been relatively worry-free during this period. With the exception of the U.K., broad interest rate increases have not occurred despite signs of accelerating economic growth in several nations, including Germany and France. A benign inflation outlook has played a key role in maintaining this stability. Generally high levels of unemployment and the weak growth rates of the early 1990s have produced inflation-dampening "slack" in many of Europe's economies. As in the U.S., the corporate drive toward achieving higher returns through improved efficiency (rather than simply increasing prices) has also kept inflation in check.

MARKET AND PORTFOLIO REVIEW

     The U.K. is not entering EMU initially. It may join at a later date but its economy will need to converge with EMU standards and other European economic trends before this would make sense. In contrast to many of Europe's other central banks, the U.K.'s now-independent Bank of England has had a bouyant economy to handle and has demonstrated much better economic management than in the recent past with successive interest rate increases, including two more in the last six months. The rate rise has led to a stronger currency, which has helped to slow the economy to a more sustainable pace, but has had a negative effect on the manufacturing and export sectors, to which the fund has a minimal exposure. Alternatively, demand in the service sector, where the fund has a significant stake, has been relatively good.

     It is not just the economy in the U.K. that has been ahead of the Continent. British companies have become especially profitable and successful in improving shareholder returns. Nor has the U.K. missed out on its share of corporate activity. Even though the most exciting of potential mergers, that between the pharmaceutical companies GLAXO WELLCOME and SMITHKLINE BEECHAM, was not completed, the fund benefited from recent takeovers of T&N and ARGOS. However, there are companies where returns can still improve. Our largest holding, NATIONAL WESTMINSTER BANK, is undergoing a dramatic cost-cutting program to match its profitability to its better-performing peers.

     [Geographic Diversification pie chart shown here with following segments - United Kingdom 27%; France 14%; Netherlands 14%; Switzerland 8%; Germany 8%; Italy 7%; Sweden 5%; Other and Reserves 17%.]

     We added to our holdings in British global catering company COMPASS GROUP. Companies across Europe have shown an increasing desire to outsourc e services of this type, and the effects have been evident in your fund. For example, NETHERLANDS electronics company PHILIPS ELECTRONICS (which we recently added to the portfolio) has sought greater efficiency by outsourcing to Compass among others. Phillips has also been involved in another significant outsourcing trend
- that of information technology (IT) services. It has purchased and installed new software manufactured by SAP, which happens to be one of our chief holdings in GERMANY.

     In general, IT spending is increasing rapidly at many companies, partly to help increase productivity, and partly to head off much-discussed "year 2000" problems. This is particularly so for the financial industry. The desire to increase scale to spread out IT costs has been one of the motivations for the dramatic banking consolidations sweeping across Europe. In Germany, BAYERISCHE VEREINSBANK, a holding we have added to during the past six months, is merging with BAYERISCHE HYPOTHEKEN UND WECHSEL BANK, and in SWITZERLAND, UNION BANK OF SWITZERLAND and SBC (Schweizerischer Bankverein) have merged to form the largest banking group in Europe. We have found many opportunities to add to our banking positions; we think lower costs and higher returns will accrue to shareholders as a result of this trend.

     The banking sector led returns in SPAIN and ITALY, Europe's strongest markets. Consolidation is one reason for this success, but, as important, these institutions are benefiting from efforts to encourage individuals to save for their own retirements. As part of this move, investors have also begun to switch from more conservative fixed income accounts toward equity investments. One such bank in Italy is CREDITO ITALIANO, which is leading the nation's wave of banking mergers. In addition, Italian bank IMI recently reported monthly inflows of $3 billion to its mutual funds. After the stock's exceptionally strong performance, however, we decided to trim our investment.

================================================================================
Market Performance

Six Months                                Local    Local Currency          U.S.
Ended 4/30/98                          Currency  vs. U.S. Dollars       Dollars
--------------------------------------------------------------------------------
Belgium ...........................       36.12%           -4.12%         30.51%
Finland ...........................       50.43             -5.15         42.67
France ............................       42.66             -4.35         36.45
Germany ...........................       36.45             -4.09         30.87
Italy .............................       54.01             -4.62         46.90
Netherlands .......................       25.96             -3.95         20.99
Norway ............................        5.91             -6.13         -0.59
Spain .............................       62.48             -4.63         54.96
Sweden ............................       29.12             -3.29         24.88
Switzerland .......................       35.37             -6.90         26.03
United Kingdom ....................       23.74             -0.29         23.38

Source: FAMEInformation Services, Inc.; based on MSCI indices.
================================================================================

     FRANCE'S corporations have been less interested in restructuring, but it is still possible to find companies seeking higher returns from their businesses. For example, French food production company DANONE has set new financial targets, will dispose of low-return businesses, and even intends to buy back shares with excess cash. This latter move has been rare outside of the U.K.- some countries need a change of law to make it possible-but we expect more European companies to adopt it going forward. In France, we have also added to our position in SODEXHO ALLIANCE. The firm has recently teamed up with Marriot's catering business to gain access to the U.S. market, improve economies of scale, and be able to offer global contracts.

     Not all European countries want to join the EMU, but even those wishing to remain independent have adopted sensible policies to improve their economies and finances. SWEDEN has managed to eliminate a budget deficit of over 10% of gross domestic product by moving away from its former policy of full employment and controlling spending. This has helped the economy maintain steady growth along with low inflation. Here we have recently added to our position in NORDBANKEN HOLDING, which is still partially government owned. It has a strong franchise in personal banking in Sweden, as well as strong management, who spotted the opportunity to merge with Merita in FINLAND to share complementary skills and to reduce unit costs.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                                        Percent of Net Assets
                                                    10/31/97            4/30/98
--------------------------------------------------------------------------------
Services .................................              28.3%              27.5%
Finance ..................................              18.4               21.3
Consumer Goods ...........................              22.0               19.6
Energy ...................................              13.9               12.1
Capital Equipment ........................               7.2                8.6
Materials ................................               3.4                3.5
Multi-industry ...........................               2.6                2.7
Reserves .................................               4.2                4.7
--------------------------------------------------------------------------------
Total                                                  100.0%             100.0%
================================================================================

     We continue to pursue investments in Eastern Europe, even though our results have been mixed. HUNGARY'S market moved up during the period, reflecting superior economic fundamentals. Here we added privatized telephone operator MATAV, which performed well. In contrast, RUSSIA'S market fell about 19%, unsettled by an uncertain political background and weaker commodity prices (particularly in oil). However, the long-term potential for the economy and market remains good and market valuations are currently low.

OUTLOOK

     Although returns over the past six months have been exceptionally strong, they have been supported by the economic fundamentals throughout Europe and by dramatic changes at the corporate level. These trends still have a lot of momentum. The greatest challenge now is for the region's labor markets to become more efficient and mobile as companies restructure to meet their ambitious targets. Nonetheless, we expect slightly stronger economic growth, without major inflationary impact, to help sustain the markets. Valuations are high but, with this encouraging background, we believe they can be maintained. Growth in company earnings should contribute toward positive investment returns, although perhaps not at the same levels as we saw in the past year.

Respectfully submitted,

/s/

Martin G. Wade
President

May 22, 1998

T. Rowe Price European Stock Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/98
--------------------------------------------------------------------------------
National Westminster Bank, United Kingdom .......................           3.4%
Royal Dutch Petroleum, Netherlands ..............................           2.9
SmithKline Beecham, United Kingdom ..............................           2.6
Novartis, Switzerland ...........................................           2.3
Wolters Kluwer, Netherlands .....................................           2.2
--------------------------------------------------------------------------------
ING Groep, Netherlands ..........................................           2.2
Diageo, United Kingdom ..........................................           2.1
Glaxo Wellcome, United Kingdom ..................................           1.9
Shell Transport & Trading, United Kingdom .......................           1.8
Carbone Lorraine, France ........................................           1.7
--------------------------------------------------------------------------------
Nestle, Switzerland .............................................           1.6
Orkla, Norway ...................................................           1.5
Reed International, United Kingdom ..............................           1.5
Pinault Printemps, France .......................................           1.4
Kingfisher, United Kingdom ......................................           1.4
--------------------------------------------------------------------------------
Roche Holdings, Switzerland .....................................           1.4
Total, France ...................................................           1.3
Telecom Italia Mobile, Italy ....................................           1.3
Astra, Sweden ...................................................           1.3
Eaux Cie Generale, France .......................................           1.3
--------------------------------------------------------------------------------
Unilever, Netherlands ...........................................           1.2
Kredietbank, Belgium ............................................           1.2
Tomkins, United Kingdom .........................................           1.1
Telecom Italia, Italy ...........................................           1.1
Credito Italiano, Italy .........................................           1.0
--------------------------------------------------------------------------------
Total                                                                      42.7%

T. Rowe Price European Stock Fund
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[European Stock Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 4/30/98      1 Year    3 Years    5 Years    Inception        Date
--------------------------------------------------------------------------------
European Stock Fund        37.60%     25.61%     21.59%       13.42%     2/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price European Stock Fund
====================================================================================================================================
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                             6 Months           Year                                         10 Months++      Year
                                                Ended          Ended                                             Ended       Ended
                                              4/30/98       10/31/97      10/31/96    10/31/95    10/31/94    10/31/93    12/31/92
NET ASSET VALUE
Beginning of period ...................   $     19.84      $   16.93     $   14.35     $ 12.72     $ 11.37     $  9.36     $ 10.09
Investment activities
        Net investment income .........          0.11           0.25          0.25        0.20        0.14        0.12        0.14
        Net realized and
        unrealized gain (loss) ........          4.53           3.12          2.79        1.60        1.26        1.89       (0.70)
        Total from
        investment activities .........          4.64           3.37          3.04        1.80        1.40        2.01       (0.56)
Distributions
        Net investment income .........         (0.25)         (0.26)        (0.21)      (0.12)      (0.04)       --         (0.17)
        Net realized gain .............         (1.01)         (0.20)        (0.25)      (0.05)      (0.01)       --          --
        Total distributions ...........         (1.26)         (0.46)        (0.46)      (0.17)      (0.05)       --         (0.17)
NET ASSET VALUE
End of period .........................   $     23.22      $   19.84     $   16.93     $ 14.35     $ 12.72     $ 11.37     $  9.36
Ratios/Supplemental Data
Total return ..........................         24.63%         20.30%        21.76%      14.41%      12.35%      21.47%      (5.56)%
Ratio of expenses to
average net assets ....................          1.05%+         1.06%         1.12%       1.20%       1.25%       1.35%+      1.48%
Ratio of net investment
income to average
net assets ............................          1.11%+         1.41%         1.81%       1.75%       1.19%       1.79%+      1.23%
Portfolio turnover rate ...............          15.1%          17.5%         14.1%       17.2%       24.5%       21.3%+      52.0%
Average commission
rate paid .............................   $    0.0422      $  0.0312     $  0.0248          $-          $-          $-          $-
Net assets, end of period
(in millions) .........................   $     1,362      $     984     $     705     $   491     $   337     $   266     $   174

+    Annualized.
++   The fund's fiscal year-end was changed to 10/31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
                                                         Shares/Par        Value
                                                                    In thousands

BELGIUM  2.2%
Common Stocks  2.2%
Dexia ...............................................         14,314     $ 1,961
Generale de Banque ..................................         12,193       7,044
Generale de Banque, VVPR Strip * ....................            723           0
Kredietbank .........................................         28,870      16,289
UCB .................................................            999       4,777
Total Belgium (Cost $14,961) ........................                     30,071

CZECH REPUBLIC  0.1%
Common Stocks  0.1%
Cokoladovny .........................................            760         121
SPT Telecom * .......................................          5,520         803
Total Czech Republic (Cost $702) ....................                        924

DENMARK  0.5%
Common Stocks  0.5%
Den Danske Bank .....................................         29,130       3,533
Tele Danmark (Class B) ..............................         15,830       1,330
Unidanmark (Class A) ................................         28,760       2,417
Total Denmark (Cost $4,068) .........................                      7,280

FINLAND  0.7%
Common Stocks  0.7%
Nokia (Class A) .....................................        144,940       9,713
Total Finland (Cost $3,456) .........................                      9,713

FRANCE  14.2%
Common Stocks and Warrants 14.2%
AXA .................................................         57,868       6,797
Accor ...............................................         13,430       3,662
Alcatel Alsthom .....................................         43,728       8,111
Altran Technologies .................................         16,632       2,653
CET .................................................          6,960         332
Canal Plus ..........................................         10,160       1,766
Carbone Lorraine ....................................         56,880     $23,325
Carrefour ...........................................          5,820       3,335
Cie de St. Gobain ...................................         49,689       8,283
Credit Commercial de France .........................         37,504       2,995
Danone ..............................................         26,475       6,254
Dexia France, Bearer ................................         10,799       1,308
Dexia France, Registered 1999 ++ ....................         10,510       1,273
Dexia France, Registered 2000 ++ ....................         12,910       1,564
Eaux Cie Generale ...................................         92,864      17,272
Elf Aquitaine .......................................         55,250       7,252
Europeenne de Casinos ...............................         13,461       1,161
Europeenne de Casinos, Warrants, 4/30/03 * ..........         13,461         103
GTM Entrepose .......................................         22,460       1,771
LVMH ................................................          5,178       1,066
Guilbert ............................................          3,744         671
L'Oreal .............................................          6,312       3,014
Lafarge .............................................         17,120       1,618
Lafarge, New * ......................................          1,426         131
Lapeyre .............................................         25,770       1,959
Legrand .............................................         13,100       3,465
Leon de Bruxelles* ..................................          2,708         286
Pathe ...............................................         12,733       2,771
Pinault Printemps ...................................         26,210      19,526
Primagaz ............................................          1,188         103
Sanofi ..............................................         71,584       8,682
Schneider ...........................................        134,481      10,068
Societe Generale ....................................         26,262       5,470
Sodexho Alliance ....................................         50,318       9,216
Television Francaise ................................         56,120       7,889
Total (Class B) .....................................        150,058      17,849
Total France (Cost $129,128) ........................                    193,001

GERMANY  8.1%
Common Stocks  7.5%
Allianz .............................................         18,950       5,829
Bayer ...............................................        155,062       6,895
Bayerische Hypotheken und Wechsel Bank ..............        115,764       6,606
Bayerische Vereinsbank ..............................         87,573    $  6,661
Bilfinger & Berger ..................................         51,360       1,732
Buderus .............................................          3,100       1,456
Commerzbank .........................................         57,460       2,216
Deutsche Bank .......................................        138,445      10,654
Deutsche Telekom ....................................        241,173       6,101
Dresdner Bank .......................................        122,094       6,606
Eurobike ............................................          8,188         196
Gehe ................................................        178,683       9,260
Hoechst .............................................         65,530       2,644
Mannesmann ..........................................          8,644       6,859
Rhoen Klinikum ......................................          6,221         650
SAP .................................................         21,250      10,065
Siemens .............................................         27,442       1,606
Sixt ................................................         32,500       4,129
Veba ................................................        131,733       8,706
Volkswagen ..........................................          4,211       3,353
                                                                         102,224
Preferred Stocks  0.6%
Fresenius ...........................................          9,590       2,301
Hornbach Holdings ...................................         25,120       2,436
SAP .................................................          6,100       3,042
                                                                           7,779
Total Germany (Cost $75,751) ........................                    110,003

GREECE  0.4%
Common Stocks  0.4%
Alpha Credit Bank ...................................          3,390         358
Ergo Bank ...........................................          8,305         779
Hellenic Telecommunication ..........................         84,428       2,417
Intracom ............................................         20,260       1,263
Total Greece (Cost $3,515) ..........................                      4,817

HUNGARY  0.3%
Common Stocks  0.3%
EGIS ................................................          8,810         459
Fotex * .............................................         93,270          92
Magyar Olaj Es Gazipari .............................         28,100      $  854
Matav * .............................................        185,805       1,085
Richter Gedeon GDS (USD) * ..........................         19,809       2,110
Total Hungary (Cost $3,128) .........................                      4,600

IRELAND  0.2%
Common Stocks  0.2%
Arnotts .............................................        110,448         972
Irish Permanent .....................................        118,340       1,578
Total Ireland (Cost $2,578) .........................                      2,550

ISRAEL  0.0%
Common Stocks  0.0%
Agis ................................................         38,892         265
Bank Hapoalim .......................................         25,260          68
ECI Telecom (USD) ...................................          2,170          66
Koor Industries .....................................            460          58
Super Sol ...........................................         72,890         229
Total Israel (Cost $811) ............................                        686

ITALY  6.8%
Common Stocks  6.8%
Assicurazioni Generali ..............................        216,880       6,526
Banca Commerciale Italiana ..........................        371,000       1,877
Banca di Roma * .....................................      2,140,000       3,945
Credito Italiano ....................................      2,662,231      13,992
ENI .................................................      1,792,376      12,036
Gewiss ..............................................         79,900       1,967
Gucci Group (USD) ...................................         70,044       3,261
IMI .................................................        283,253       4,637
Industrie Natuzzi ADR (USD) .........................         20,300         521
Istituto Nazionale delle Assicurazioni ..............        816,000       2,439
Italgas .............................................        608,943       2,819
Mediolanum ..........................................        102,000       3,058
Rinascente ..........................................        190,000       1,904
Safilo ..............................................          2,718          93
Telecom Italia * ....................................      2,043,080      15,283
Telecom Italia Mobile ...............................      3,122,435     $17,804
Total Italy (Cost $56,103) ..........................                     92,162

NETHERLANDS  13.9%
Common Stocks  13.9%
ABN Amro Holdings ...................................        255,832       6,231
Aalberts Industries .................................         43,150       1,247
Ahold ...............................................        162,013       5,053
Ahrend ..............................................         50,380       1,746
Akzo Nobel ..........................................         16,242       3,304
ASM Lithography * ...................................         10,760         977
Atag ................................................          4,141         287
Athlon * ............................................          2,240         315
Baan Company * ......................................        117,886       5,165
Baan Company (USD) * ................................         65,020       2,885
CSM .................................................        138,533       7,495
Draka Holdings ......................................          2,000          87
Elsevier ............................................        766,096      11,567
Fortis Amev .........................................        150,575       8,810
GTI * ...............................................          8,502         318
Getronics ...........................................         19,360         857
ING Groep ...........................................        467,675      30,397

Koninklijke PTT Nederland ...........................         64,097       3,313
Otra ................................................         73,500       1,346
Philips Electronics .................................         29,350       2,586
Polygram ............................................        185,526       7,659
Royal Dutch Petroleum ...............................        725,266      40,031
Unilever ............................................        234,710      16,708
Wolters Kluwer * ....................................        234,117      30,608
                                                                         188,992

Preferred Stocks  0.0%
ING Groep ...........................................         33,857         166
                                                                             166
Total Netherlands (Cost $113,255) ...................                    189,158

NORWAY  2.7%
Common Stocks  2.7%
Bergesen (Class A) ..................................         38,320         833
Merkantildata .......................................         64,000     $   807
Norsk Hydro .........................................        251,335      12,539
Orkla (Class A) .....................................        172,024      20,394
Saga Petroleum (Class B) ............................         64,670       1,153
Tomra Systems .......................................         19,800         637
Total Norway (Cost $24,674) .........................                     36,363

PORTUGAL  0.6%
Common Stocks  0.6%
Jeronimo Martins ....................................        184,020       8,603
Total Portugal (Cost $4,060) ........................                     8,603

RUSSIA  0.3%
Common Stocks  0.3%
AO Mosenergo ADR (USD) ..............................          4,844         174
Irkutskenergo ADR (USD) .............................         31,018         314
Lukoil (USD) ........................................         16,966         281
Lukoil ADR (USD) ....................................         26,871       1,834
Rao Gazprom ADS (USD) * .............................         11,235         207
Surgutneftegaz ADR (USD) ............................         12,288          92
Tatneft ADS (USD) ...................................         38,905         754
Unified Energy Systems GDR (USD) * ..................         15,808         521
Total Russia (Cost $3,885) ..........................                      4,177

SPAIN  4.2%
Common Stocks and Rights  4.2%
Argentaria Banca de Espana ..........................         55,801       4,653
Azkoyen .............................................         13,750       1,882
Banco Bilbao Vizcaya ................................         87,880       4,524
Banco Popular Espanol ...............................         63,448       5,208
Banco Santander .....................................        234,811      12,411
Empresa Nacional de Electricidad ....................        227,436       5,525

Gas Natural .........................................         39,921       2,558
Iberdrola ...........................................        395,395       6,361
Prosegur Seguridad ..................................        111,664       1,393
Repsol ..............................................         82,199       4,507
Telefonica de Espana ................................        203,768     $ 8,509
Telefonica de Espana, Rights, 5/7/98 * ..............        200,128         158
Total Spain (Cost $29,553) ..........................                     57,689

SWEDEN  5.2%
Common Stocks  5.2%
ABB (Class A) .......................................        352,380       5,712
Assa-Abloy (Class B) ................................         32,172       1,122
Astra (Class B) .....................................        885,243      17,609
Atlas Copco (Class B) ...............................        206,550       6,083
Atle ................................................         26,928         504
Electrolux (Class B) ................................        103,560       9,631
Esselte (Class B) ...................................         49,536       1,133
Granges .............................................         30,544         556
Hennes and Mauritz ..................................        234,420      12,202
Nordbanken Holding ..................................      1,130,125       8,321
Sandvik (Class B) ...................................        194,990       5,617
Scribona (Class B) ..................................         47,624         609
Securitas (Class B) .................................         33,041       1,216
Total Sweden (Cost $40,916) .........................                     70,315

SWITZERLAND  8.4%
Common Stocks  8.4%
ABB .................................................          3,905       6,402
Adecco ..............................................         22,614       9,871
Credit Suisse Group .................................         31,495       6,927
Disetronic Holdings .................................            384       1,083
Nestle ..............................................         11,405      22,118
Novartis ............................................         19,258      31,829
Roche Holdings * ....................................          1,838      18,625
SMH Neuenburg .......................................            325         212
Schweizerischer Bankverein ..........................         24,720       8,583
Swisslog Holding ....................................          3,991         426
Union Bank of Switzerland ...........................          4,876       7,851
Valora Holdings .....................................          1,070         280
Total Switzerland (Cost $73,400) ....................                    114,207

UNITED KINGDOM  26.5%
Common Stocks  26.5%
Abbey National ......................................        636,080     $11,948
Asda Group ..........................................      1,954,430       6,547
Ashtead Group .......................................        714,994       3,229
BG ..................................................        436,176       2,335
Bodycote International ..............................         20,760         414
British Petroleum ...................................        457,000       7,224

CRT Group ...........................................        244,171       1,785
Cable & Wireless ....................................      1,185,110      13,579
Cadbury Schweppes ...................................        899,753      13,146
Caradon .............................................        819,223       2,672
Centrica * ..........................................        757,600       1,315
Chamberlain Phipps * ................................         99,000           0
Compass Group .......................................        507,000       8,756
Corporate Services Group ............................        645,471       2,570
David S. Smith ......................................        470,416       1,770
Devro International .................................        251,250       2,282
Diageo ..............................................      2,438,997      29,190
Electrocomponents ...................................        479,000       4,671
Freepages Group * ...................................        318,120         192
GKN .................................................        122,000       3,526
Glaxo Wellcome ......................................        938,540      26,531
Hozelock Group ......................................         69,569         370
JBA Holdings ........................................         96,340         870
John Laing (Class A) ................................        302,152       1,809
Kingfisher ..........................................      1,041,731      18,932
Ladbroke Group ......................................        918,250       5,038
Mayflower ...........................................        119,000         482
National Westminster Bank ...........................      2,301,410      46,041
Northern Leisure ....................................        124,003       1,135
Pentos * ............................................        358,333           0
Powerscreen International ...........................        117,600         364
Rank Group ..........................................        997,625       6,458
Reed International ..................................      2,270,880      20,265
Rio Tinto ...........................................        478,060       6,877
Rolls Royce .........................................        469,761       2,192
Safeway .............................................      1,071,000    $  6,387
Select Appointment ..................................         52,600         737
Serco Group .........................................        117,500       2,323
Shell Transport & Trading ...........................      3,203,000      23,882
SmithKline Beecham ..................................      2,927,200      34,935
Tesco ...............................................        906,500       8,537
Tomkins .............................................      2,605,770      15,342
United News & Media .................................      1,021,390      13,856
                                                                         360,514

Preferred Stocks  0.0%
Regal Hotel Group, Cv. Loan Stock, 8.00%, 6/30/01 ...        166,676         304
                                                                             304
Total United Kingdom (Cost $245,872) ................                    360,818

SHORT TERM INVESTMENTS  3.8%
Money Market Funds  3.8%
Reserve Investment Fund, 5.65% ......................     52,338,024      52,338
Total Short Term Investments (Cost $52,338) .........                     52,338

Total Investments in Securities
99.1% of Net Assets (Cost $882,154) .................                 $1,349,475

Other Assets Less Liabilities .......................                     12,519

NET ASSETS ..........................................                 $1,361,994

*      Non-income producing
++ Securities contain some restrictions as to public resale-total of such securities at year-end amounts to 0.2% of net assets.
ADR    American depository receipt
ADS    American depository share
GDR    Global depository receipt
GDS    Global depository share
USD    U.S. dollar
VVPR   Entitles holders to a reduced rate of foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
================================================================================
Unaudited                                                         April 30, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $882,154) .............     $1,349,475
Securities lending collateral pool ..............................        216,988
Other assets ....................................................         56,263
Total assets ....................................................      1,622,726

Liabilities
Securities lending collateral ...................................        216,988
Other liabilities ...............................................         43,744
Total liabilities ...............................................        260,732

NET ASSETS ......................................................     $1,361,994

Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $    6,123
Accumulated net realized gain/loss - net of distributions .......         52,968
Net unrealized gain (loss) ......................................        467,302
Paid-in-capital applicable to 58,652,440 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the corporation authorized ..............        835,601

NET ASSETS ......................................................     $1,361,994

NET ASSET VALUE PER SHARE .......................................     $    23.22

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
================================================================================
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         4/30/98

Investment Income
Income
    Dividend (net of foreign taxes of $ 1,517) ...............        $  10,198
    Interest .................................................            1,803
    Total income .............................................           12,001
Expenses
    Investment management ....................................            4,575
    Shareholder servicing ....................................              883
    Custody and accounting ...................................              219
    Prospectus and shareholder reports .......................               74
    Registration .............................................               72
    Legal and audit ..........................................               10
    Directors ................................................                4
    Miscellaneous ............................................                2
    Total expenses ...........................................            5,839
Net investment income ........................................            6,162
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
    Securities ...............................................           58,540
    Foreign currency transactions ............................           (1,227)
    Net realized gain (loss) .................................           57,313
Change in net unrealized gain or loss
    Securities ...............................................          184,311
    Other assets and liabilities
    denominated in foreign currencies ........................              (56)
    Change in net unrealized gain or loss ....................          184,255
Net realized and unrealized gain (loss) ......................          241,568
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $ 247,730

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
================================================================================
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                          6 Months         Year
                                                             Ended        Ended
                                                           4/30/98     10/31/97
Increase (Decrease) in Net Assets
Operations
    Net investment income ...........................  $     6,162    $  12,470
    Net realized gain (loss) ........................       57,313       47,603
    Change in net unrealized gain or loss ...........      184,255       96,093
    Increase (decrease) in net assets from operations      247,730      156,166
Distributions to shareholders
    Net investment income ...........................      (12,319)     (10,997)
    Net realized gain ...............................      (49,758)      (8,458)
    Decrease in net assets from distributions .......      (62,077)     (19,455)
Capital share transactions *
    Shares sold .....................................      389,014      538,663
    Distributions reinvested ........................       59,319       18,533
    Shares redeemed .................................     (256,075)    (414,711)
    Increase (decrease) in net assets from capital
    share transactions ..............................      192,258      142,485
Net Assets
Increase (decrease) during period ...................      377,911      279,196
Beginning of period .................................      984,083      704,887
End of period .......................................  $ 1,361,994    $ 984,083
*Share information
    Shares sold .....................................       18,224       28,889
    Distributions reinvested ........................        3,056        1,070
    Shares redeemed .................................      (12,225)     (21,997)
    Increase (decrease) in shares outstanding .......        9,055        7,962

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
================================================================================
Unaudited                                                         April 30, 1998

Notes to Financial Statements

       T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

       Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

       Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

       PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

       SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1998, the value of loaned securities was $223,142,000; aggregate collateral consisted of $216,988,000 in the securities lending collateral pool and U.S. Treasury securities valued at $13,905,000.

       OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $271,742,000 and $162,521,000, respectively, for the six months ended April 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $882,154,000, and net unrealized gain aggregated $467,321,000, of which $474,245,000 related to appreciated investments and $6,924,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

       The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $908,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $712,000 for the six months ended April 30, 1998, of which $127,000 was payable at period-end.

       Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.0% of the outstanding shares of the European Stock Fund at April 30, 1998. For the six months then ended, the fund was allocated $44,000 of Spectrum expenses, $8,000 of which was payable at period-end.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $1,503,000 and are reflected as interest income in the accompanying Statement of Operations.

       During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $29,421,000 with certain affiliates of the manager and paid commissions of $61,000 related thereto.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION  MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service
Center  1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price European Stock Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F79-051  4/30/98